                                                                   EXHIBIT 10.10

                   AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

            WHEREAS, THE QUIGLEY CORPORATION, a Nevada corporation with offices at 621 Shady Retreat Road, Doylestown, PA 18901 (hereinafter referred to as
"Company"), and George J. Longo (hereinafter referred to as "Employee") entered into an Executive Employment Agreement on November 5, 1996, and

            WHEREAS, Paragraph 10. (a) of the Agreement states that the
Agreement shall be modified only by a subsequent written Agreement executed by both the Employee and the Company; and

            WHEREAS, the parties wish to continue the Agreement of November 5,
1996 in full force and effect.

            NOW, THEREFORE, IT IS AGEED AS FOLLOWS:

            3. (b) Compensation The Employee's annual base salary shall, commencing with the 1998 calendar year, and for each calendar year thereafter during the term of Employee's employment under this agreement, be increased by an amount as shall be determined by the
            Company's Board of directors; provided that each annual increase shall not be less than twenty percent (20%) of the previous calendar year's initial base salary, except for calendar year 2001, which the
            Employee's annual base salary shall remain the same as the calendar year 2000 annual base salary of $302,400.

            All other terms and conditions of the Agreement between the parties dated November 5, 1996 are incorporated into this Amendment, and shall continue in full force and effect as fully set forth herein.

            IN WITNESS WHEREOF, the Company, by its duly authorized
representative, and Employee, have caused this Amendment to be executed on the
13th day of December, 2000.

                                      THE QUIGLEY CORPORATION

                                      By: _______________________________
                                          Guy J. Quigley, President

                                          -------------------------------
                                          George J. Longo ("Employee")

                   AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

            WHEREAS, THE QUIGLEY CORPORATION, a Nevada corporation with offices at 621 Shady Retreat Road, Doylestown, PA 18901 (hereinafter referred to as
"Company"), and George J. Longo (hereinafter referred to as "Employee") entered into an Executive Employment Agreement on November 5, 1996, and

            WHEREAS, Paragraph 10. (a) of the Agreement states that the
Agreement shall be modified only by a subsequent written Agreement executed by both the Employee and the Company; and

            WHEREAS, the parties wish to continue the Agreement of November 5,
1996 as amended hereinafter.

            NOW, THEREFORE, IT IS AGEED AS FOLLOWS:

            2. Term of Employment. Employee's term of employment shall continue until May 31, 2005, unless sooner terminated pursuant to paragraph 5 of this
Agreement.

            3. (b) Compensation The Employee's annual base salary shall, commencing with the 2002 calendar year, and for each calendar year thereafter during the extended term of Employee's employment under this Agreement, be increased by an amount as shall be determined by the Company's Board of
Directors; provided that each annual increase shall not be less than five percent (5%) of the previous calendar year's initial base salary, except for calendar year 2002, which the Employee's annual base salary shall remain the same as the calendar year 2001 annual base salary of $302,400, unless later increased in 2002 by mutual agreement of the parties.

            5. (c ) Termination. If the Company is sold, merged, or
consolidated, Employee's employment shall terminate; provided, however, that upon such termination, Employee shall be entitled to the remainder of compensation provided until the termination of this contract on May 31, 2005, payable by the Company in a lump sum within thirty (30) days following such termination or at the settlement date of the sale, merger, or consolidation, whichever occurs first. Said severance pay shall be calculated by multiplying
Employee's then-base monthly salary times the remainder in months including any minimum increases as scheduled in the contract.

            All other terms and conditions of the Agreement between the parties dated November 5, 1996 are incorporated into this Amendment, and shall continue in full force and effect as fully set forth herein.

            IN WITNESS WHEREOF, the Company, by its duly authorized
representative, and Employee, intending to be legally bound hereby, have caused this Agreement to be executed on this 16th day of November, 2001.

                                        THE QUIGLEY CORPORATION

                                        By: _______________________________
                                            Guy J. Quigley, President

                                           ________________________________
                                           George J. Longo ("Employee")